UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	V	New York Stock Exchange
1.500% Senior Notes due 2026	V26	New York Stock Exchange
2.000% Senior Notes due 2029	V29	New York Stock Exchange
2.375% Senior Notes due 2034	V34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders of Visa Inc. (the “Company”) was held on January 28, 2025, and the shareholders of the Company’s Class A common stock voted on seven proposals that are described in detail in the Company's definitive proxy statement, dated December 9, 2024. Set forth below are the matters the shareholders voted on and the final voting results.

Proposal 1: Election of eleven director nominees:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Lloyd A. Carney	1,314,268,065	98.25%	23,276,918	1.74%	1,351,198	137,483,977
Kermit R. Crawford	1,323,271,071	98.93%	14,259,070	1.06%	1,366,040	137,483,977
Francisco Javier Fernández-Carbajal	1,300,811,280	97.38%	34,935,582	2.61%	3,149,319	137,483,977
Ramon Laguarta	1,320,895,924	98.76%	16,578,987	1.23%	1,421,270	137,483,977
Teri L. List	1,327,715,781	99.26%	9,867,220	0.73%	1,313,180	137,483,977
John F. Lundgren	1,302,818,180	97.47%	33,740,041	2.52%	2,337,960	137,483,977
Ryan McInerney	1,334,286,019	99.75%	3,257,269	0.24%	1,352,893	137,483,977
Denise M. Morrison	1,312,714,505	98.13%	24,886,808	1.86%	1,294,868	137,483,977
Pamela Murphy	1,324,052,027	98.98%	13,547,613	1.01%	1,296,541	137,483,977
Linda J. Rendle	1,321,368,076	98.79%	16,169,959	1.20%	1,358,146	137,483,977
Maynard G. Webb, Jr.	1,313,233,094	98.18%	24,292,563	1.81%	1,370,524	137,483,977

Each of the eleven nominees was elected to the Board of Directors, each to hold office until the next annual meeting of shareholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Approval, on an advisory basis, of compensation paid to the Company's named executive officers:

	Number of Votes	Percentage
Votes For:	1,230,798,215	91.92%
Votes Against:	101,983,354	7.61%
Abstentions:	6,114,612	0.45%
Broker Non-Votes:	137,483,977

The proposal was approved.

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year:

	Number of Votes	Percentage
Votes For:	1,443,751,457	97.78%
Votes Against:	31,222,932	2.11%
Abstentions:	1,405,769	0.09%

The appointment was ratified.

Proposal 4: Shareholder proposal on gender-based compensation gaps and associated risks:

	Number of Votes	Percentage
Votes For:	10,657,911	0.79%
Votes Against:	1,318,419,741	98.47%
Abstentions:	9,818,529	0.73%
Broker Non-Votes:	137,483,977

The proposal was not approved.

Proposal 5: Shareholder proposal requesting a report on policy on merchant category codes:

	Number of Votes	Percentage
Votes For:	10,038,824	0.74%
Votes Against:	1,316,074,521	98.29%
Abstentions:	12,782,836	0.95%
Broker Non-Votes:	137,483,977

The proposal was not approved.

Proposal 6: Shareholder proposal requesting adoption of a new director election resignation governance guideline:

	Number of Votes	Percentage
Votes For:	226,912,035	16.94%
Votes Against:	1,107,467,619	82.71%
Abstentions:	4,516,527	0.33%
Broker Non-Votes:	137,483,977

The proposal was not approved.

Proposal 7: Shareholder proposal on transparency in lobbying:

	Number of Votes	Percentage
Votes For:	182,684,178	13.64%
Votes Against:	1,142,568,004	85.33%
Abstentions:	13,643,999	1.01%
Broker Non-Votes:	137,483,977

The proposal was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date:	January 29, 2025	By:	/s/ Kelly Mahon Tullier
Kelly Mahon Tullier Vice Chair, Chief People and Corporate Affairs Officer, and Corporate Secretary